Exhibit 10.4

Research, Collaboration and Licence Agreement

THIS AGREEMENT is made this 21st day of August 2009

BETWEEN:

(1)	CARDIFF UNIVERSITY, whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 0DE, U.K. (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LTD a company incorporated under the laws of England and Wales (company number 1477909) whose registered office is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 0DE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at Bassett House, 5 Southwell Park Road, Camberley, Surrey, GU15 3PU (hereinafter referred to as “Nucana”),

together	the “Parties” and each a “Party”.

RECITALS

i	The University has expertise in the purification and characterisation of phosphoramidate prodrugs.

ii	The University has agreed to carry out the Project for Nucana upon the terms and conditions set out in this Agreement.

iii	Nucana has agreed to arrange for external biological evaluation of phosphoramidate protides prepared by the University in support of the Project.

iv	UC3 is a wholly owned company of the University which is used to hold and exploit intellectual property rights on behalf of the University.

v	The University and UC3 have agreed that the ownership of the results of the Project shall vest solely in Nucana and the University has agreed to grant Nucana an exclusive licence to use the Protides IP in respect of each Nucleoside Family worked on during the Project upon the terms and conditions set out in this Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

WHEREAS the Parties hereby agree:

1	The Project

1.1	The University shall carry out the Project and provide the deliverables set out in Schedule 1 during the Project Period.

1.2	Nucana will arrange at its own cost for external biological evaluation of phosphoramidate protides prepared by the University and will share the results generated with the University as soon as is reasonably practicable. The University will be entitled to use such results for the sole purpose of carrying out the Project. The University will treat such results as Information provided to it by Nucana and keep such results confidential in accordance with Clause 6.

1.3	The Project shall be undertaken by

1.3.1	[***] engaged [***] from [***]; and

1.3.2	[***] engaged [***]

under the direction and supervision of the Principal Investigator. If at any time during the Project Period the Principal Investigator is unable or unwilling to continue supervising the Project the University in consultation with Nucana shall endeavour to appoint a successor as soon as reasonably practicable thereafter. If an appropriate successor acceptable to both the University and Nucana cannot be found within [***], Nucana may terminate this Agreement upon giving the other Parties [***] written notice.

1.4	The Project may be extended beyond the Initial Project Period for a further period or periods by the written agreement of the Parties as to the scope of any additional work and/or research funding and exclusivity payments, it being acknowledged that such payments will not differ significantly from the Exclusivity Payments set out in this Agreement.

2	Funding by Nucana

2.1	The University shall carry out the Project in consideration of payment by Nucana of the Project Fees being:

2.1.1	£[***] in respect of the [***] on the Effective Date;

2.1.2	£[***] in respect of the [***] on the Effective Date, such payment to cover the period of [***] from [***]; and

2.1.3	[***] after the Effective Date - £[***] in respect of the [***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

The University will charge VAT in addition where appropriate.

2.2	Nucana will reimburse the University from time to time [***] on receipt of an appropriate invoice for the consumables actually used by the [***] and/or the [***] in the course of performing the Project up to a maximum of [***] pounds (£[***]) per annum in aggregate for both [***] and up to a maximum of [***] (£[***]) per annum (pro rated as applicable) for the [***].

2.3	The [***] may be engaged for a further period of [***] following the initial period referred to in Clause 2.1.2 subject to agreement between the Parties.

2.4	If Nucana fails to make any payment due pursuant to Clauses 2, 5.2, 8.5, or 9, by the date for payment of the same, without prejudice to any other right or remedy available to the University or UC3, the University or UC3 may charge interest (both before and after any judgment) on the amount outstanding, at the interest rate in force pursuant to the Late Payment of Commercial Debts (Interest) Act 1998. That interest will be calculated from the date or last date for payment to the actual date of payment, both dates inclusive, and will be compounded quarterly. Nucana will pay that interest to the University or UC3 on demand.

3	University and Student Responsibilities

3.1	The University will carry out the Project in accordance with Nucana’s reasonable instructions and shall use all reasonable skill and care in the performance of the Project.

3.2	The University will provide Nucana with regular written reports summarising the progress of work under the Project and the Results, and shall provide Nucana with a final report containing all of the Results reasonably promptly following completion of the Project. The University shall use all reasonable endeavours to answer reasonably promptly all reasonable queries received from Nucana regarding the performance of the Project and the Results.

4	Warranties and Limitations and Exclusions of Liability

4.1	The University does not undertake that work carried out under or pursuant to this Agreement will lead to any particular result and Nucana acknowledges and understands that the success of the Project is not guaranteed.

4.2	The University does not accept any responsibility for any use which may be made of any work carried out under or pursuant to this Agreement, or of the Results, nor for any reliance which may be placed on such work or the Results, nor for advice or information given in connection with them.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.3	Nucana acknowledges that, in entering into this Agreement, it does not do so in reliance on any representation or warranty given by the University, UC3, their employees or officers and any conditions, warranties or other terms implied by statue or common law are excluded from this Agreement to the fullest extent permitted by law. Accordingly, Nucana acknowledges and accepts that, other than as set out in Clause 4.4, neither the University or UC3 make any warranties or representations whether express or implied regarding the Results and/or the Intellectual Property in the Results and no warranty nor representation is given that:

4.3.1	the Results and/or the Intellectual Property in the Results and/or use of the same will not infringe the rights of any person;

4.3.2	the Project will be successful or that any particular result or objective shall be achieved, be achievable or be attained at all or by expiry of the Project Period or by any other date.

4.4	The University and UC3 each hereby warrants to Nucana that:

4.4.1	no third parties have been granted any rights to use the Protides IP in connection with any compounds comprised within the Nucleoside Families (with the exception of [***] under the Research Agreement);

4.4.2	all necessary steps have been taken to ensure that UC3 will own all rights in the Results and the Foreground Intellectual Property, including but not limited to any Results and Foreground Intellectual Property generated by the [***] and any other persons engaged by the University to perform the Project, so as to enable UC3 to assign ownership of the Results and the Foreground Intellectual Property to Nucana pursuant to Clause 8.3;

4.4.3	UC3 has the right to grant the exclusive licence to Nucana to use the Protides IP as set out in Clauses 8.4 to 8.7 (inclusive); and

4.4.4	prior to the date of execution of this Agreement, the University has entered into a written agreement with [***] under which [***] has agreed to assign (on the University’s request and without any additional consideration) to the University all of their property, rights, title and interest (if any) in and to the Results and the Foreground Intellectual Property.

4.5	Nucana undertakes to make no claim against the Principal Investigator or any other employee, student, agent or appointee of the University, being a claim which seeks to enforce against any of them any liability whatsoever in connection with this Agreement or its subject matter.

4.6	In no event shall any Party be liable to the other Parties under or in connection with this Agreement for:

4.6.1	loss of contracts, loss of goodwill, loss of opportunity, loss of profits, loss of turnover or loss of anticipated savings but only to the extent such losses are not direct losses; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

4.6.2	any indirect or consequential loss or special loss or damage of any nature whatsoever.

4.7	Save in respect of [***], the maximum liability of the University or UC3 to Nucana under or otherwise in connection with this Agreement or its subject matter shall be [***].

4.8	If any provision of this Clause 4 is held to be invalid or unenforceable under any applicable statute or rule of law then it shall be deemed to be omitted, and if as a result any Party becomes liable for loss or damage which would otherwise have been excluded then such liability shall be subject to the remaining provisions of this Clause 4.

5	Exclusivity

5.1	In consideration of payment of the Exclusivity Payments and subject to Clause 5.3 the University and UC3 each agrees that it will not:

5.1.1	during the Project Period:

(a)	undertake any [***] research on compounds comprised within the Nucleoside Families with or for [***] where such research would require utilisation of the Protides IP; and/or

(b)	grant to any third party any licence or right to use, or any option to obtain a licence or right to use, the Protides IP in connection with any of the Nucleoside Families or compounds comprised within the Nucleoside Families for any purpose whatsoever;

5.1.2	during the Extended Licence Period or Further Licence Period:

(a)	undertake with or for any third party any industrially sponsored research on those Compounds in respect of which a licence is granted during such Extended Licence Period or (as the case may be) Further Extended Licence Period ( the “Exclusive Compounds”) or on any compounds within such Exclusive Compounds’ Nucleoside Families (“Related Compounds”) where such research would require utilisation of the Protides IP; and/or

(b)	grant to any third party any licence or right to use, or any option to obtain a licence or right to use, the Protides IP in connection with any of the Exclusive Compounds or Related Compounds for any purpose whatsoever.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

For the avoidance of doubt, Nucana agrees that the [***] project entitled [***] carried out at the University does not and will not constitute a breach of this Clause 5.1.

5.2	Nucana will pay the following sums to UC3:

£[***] on the Effective Date; and

£[***] after the Effective Date.

UC3 will charge VAT in addition where appropriate.

5.3	Nucana acknowledges and accepts that where the University is obliged to carry out research or development in respect of any of the Nucleoside Families under the Research Agreement, such research or development shall not constitute a breach of the obligations set out in Clause 5.1. Nucana further acknowledges and accepts that the University cannot guarantee that the Nucleoside Families will not be covered by the claims contained in any patents granted pursuant to the patent applications assigned to [***] under the Assignment Deed.

6	Confidentiality

6.1	The University undertakes not to use or disclose to any third party any Information which is disclosed by Nucana to the University for use in the Project or any Results generated during the Project (“Confidential Information”) save that the University may disclose all and any Confidential Information to employees, students, officers and consultants of the University who need to know the same in connection with the performance of this Agreement or to advisers of the University who are providing advice in connection with this Agreement provided that all such personnel are bound by appropriate written terms of confidentiality equivalent to those contained in this Clause 6.

6.2	The obligation of non-disclosure set out in Clause 6.1 shall not apply with respect to information which the Receiving Party can show:

(a)	is known to the Receiving Party before the Effective Date, and not impressed already with any obligation by the Disclosing Party; or

(b)	is or becomes publicly known without fault on the part of the Receiving Party; or

(c)	is obtained by the Receiving Party from a third party in circumstances where they have no reason to believe that there has been a breach of an obligation of confidentiality owed to the Disclosing Party; or

(d)	the Receiving Party develops independently; or

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(e)	is approved for release in writing by an authorised representative of the Disclosing Party; or

(f)	the Receiving Party is specifically required to disclose pursuant to an order of any Court of competent jurisdiction in order to fulfil the Court Order or in order to comply with any other legislation. Before making such a disclosure the Receiving Party shall inform the Disclosing Party of the requirement to make such disclosure.

7	Publications

7.1	Nucana recognises that under University policy, the Results must be publishable and agrees that, subject to Clause 7.2, the University shall be permitted to present at symposia, national or regional professional meetings, and to publish in journals or otherwise of their own choosing, methods and results of the Project and accordingly Nucana hereby grants or agrees to grant to the University a licence to use the Intellectual Property in the Results for such purposes.

7.2	Subject to the provisions of Clause 7.3, the University agrees to provide Nucana with a copy of any proposed publication at least [***] prior to submission for publication. Nucana may object to publication by providing notice to the University on the basis that:

7.2.1	the publication contains Confidential Information; or

7.2.2	the publication contains Intellectual Property belonging to Nucana

PROVIDED THAT if the University has not received notice from Nucana objecting to the publication within [***] of Nucana receiving a copy of the proposed publication Nucana shall be deemed to have agreed to the publication and the University may proceed with the publication.

If Nucana objects to the proposed publication:

(a)	on the basis the publication contains Confidential Information and/ or Intellectual Property belonging to Nucana other than the Foreground Intellectual Property, Nucana shall identify such Confidential Information and/ or Intellectual Property and the University shall remove such Confidential Information and/ or Intellectual Property from the publication;

(b)	on the basis that the publication contains Foreground Intellectual Property, the University shall delay publication for a period of [***] from the date of receipt of the proposed publication by Nucana in order that Nucana may file patent applications to protect such Foreground Intellectual Property.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(c)	If Nucana considers that there are exceptional circumstances requiring a longer delay in respect of any proposed publication to permit Nucana to file patent applications to protect the Foreground Intellectual Property and that view is supported by Nucana’s patent agents, Nucana may request that the University delays such publication for up to [***] from the date of receipt of the proposed publication by Nucana and the University shall be bound to agree to such request provided that Nucana provides the University with details of the exceptional circumstances necessitating such a delay and the supporting advice from the patent agents.

It is further agreed by the University that, at Nucana’s request, an acknowledgement to Nucana be included in any written publication produced by the University in recognition of Nucana’s involvement in the Project.

7.3	Notwithstanding the provisions of Clauses 7.1 and 7.2, nothing contained in this Agreement shall prevent or hinder any student employed by the University in connection with the Project from submitting a thesis incorporating or using the Foreground Intellectual Property or the Results, the examination of such a thesis by examiners appointed by the University or the deposit of such a thesis in a University library in accordance with the University’s procedures provided always that:

7.3.1	the University shall obtain the prior written consent of Nucana, such consent not to be unreasonably withheld or delayed;

7.3.2	the University shall ensure that the examiners appointed by the University shall be bound by written obligations of confidentiality no less onerous than those at Clause 6;

7.3.3	the University shall ensure that the student theses are stored in a University library with restricted access for [***] from submission or such longer period (but subject to a maximum of [***]) as Nucana may reasonably request provided that the University is able to allow such extended period of restricted access taking into account University policy and the relevant student thesis on a case by case basis.

8	Intellectual Property and use of the Results

8.1	Each Party shall retain ownership in and to its Background IP. Except as otherwise stated, this Agreement shall not grant or be construed as granting any rights by license or otherwise to the other Parties in or to another Party’s Background IP.

8.2	Each Party hereby grants the other Parties a non-exclusive, royalty-free licence to use its Background IP that it introduces into the Project for the purposes of completion of the Project only and, except as set out elsewhere in this Agreement, no other rights or licences are granted in respect of such Background IP.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.3	The University and/or UC3 each hereby undertakes that all Intellectual Property in and to the Results shall belong to and vest in Nucana, and the University and UC3 each hereby:

8.3.1	assigns to Nucana all of their right, title and interest in and to any copyrights, database rights and UK unregistered design rights in and to the Results to the intent and with the effect that all such rights shall vest in Nucana on the date such rights are developed by the University;

8.3.2	assigns to Nucana all their right, title and interest in and to all other Intellectual Property in and to the Results; and

8.3.3	undertakes to execute or procure the execution of any additional documents or do or procure any other acts or things which may be necessary from to time to vest in Nucana legal and beneficial ownership of the Results and the Foreground Intellectual Property.

8.4	The University and UC3 hereby grant to Nucana, and Nucana hereby accepts, an exclusive royalty-free worldwide licence (with the right to grant sub-licences to third parties) during the Project Period to use the Protides IP in respect of the Compounds and all compounds comprised within their respective Nucleoside Families (e.g. if the University has carried out work on [***] as part of the Project then the foregoing licence will cover all [***]) for all purposes, including but not limited to researching and developing pharmaceutical products for all and any therapeutic, diagnostic, prognostic and prophylactic indications and thereafter the manufacture, marketing, distribution and sale of such pharmaceutical products.

8.5	Upon request by Nucana to the University and UC3 prior to expiry of the Project Period, the licence granted pursuant to Clause 8.4 shall be deemed to have been extended for a further period of [***] from expiry of the Project Period (the “Extended Licence Period”) in respect of those Compounds upon which Evaluation Testing either has been undertaken during the Project Period, is continuing at expiry of the Project Period or is to be undertaken following expiry of the Project Period and all compounds within their respective Nucleoside Families, subject to Nucana notifying the University and UC3 at the time of such request of the Compounds in respect of which Evaluation Testing is continuing or is to be undertaken.

8.6	Upon request by Nucana to the University and UC3 prior to expiry of the Extended Licence Period, the licence referred to in Clause 8.5 above shall be deemed to have been extended for such further [***] periods (each a “Further Extended Licence Period” and together the “Further Extended Licence Periods”) as Nucana may request in respect of those Compounds upon which Evaluation Testing is ongoing at such date for the purposes of finalising Evaluation Testing on such Compounds, subject to;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

8.6.1	the sum of £[***] ([***] pounds) becoming due and payable by Nucana to the UC3 on the first day of each and every Further Extended Licence Period; and

8.6.2	Nucana notifying the University and UC3 at the time of such request of the Compounds upon which Evaluation Testing is ongoing at such date.

UC3 will charge VAT in addition where appropriate.

8.7	Once Nucana has completed its Evaluation Testing on the Compounds, it shall notify the University and UC3 of such completion and of those Compounds which, following such Evaluation Testing, are reasonably deemed by Nucana to be suitable for commercialisation (the “Selected Compounds”). The University and UC3 hereby grants to Nucana, and Nucana hereby accepts, an exclusive royalty-free worldwide licence (with the right to grant sub-licences to third parties) (terminable only in the circumstances set out in Clause 8.9) to use the Protides IP in respect of the Selected Compounds and all compounds comprised within their respective Nucleoside Families (i.e. if a [***] is one of the Selected Compounds, then the foregoing licence will cover all [***]) for all purposes, including but not limited to researching and developing pharmaceutical products for all and any therapeutic, diagnostic, prognostic and prophylactic indications and thereafter the manufacture, marketing, distribution and sale of such pharmaceutical products.

8.8	The University and UC3 each hereby agrees not (except as expressly permitted under other provisions of this Agreement) at any time whilst the licences granted pursuant to:

8.8.1	Clauses 8.4 or 8.5 remain in force, to use, or to grant to any person or entity a licence or other right to use the Protides IP with any of the Compounds/ or and any of the compounds comprised within their respective Nucleoside Families covered by such licences or to conduct research on such Compounds and/ or any compounds comprised within their respective Nucleoside Families on behalf of or in collaboration with any third party, for any purpose whatsoever;

8.8.2	Clauses 8.6 or 8.7 remain in force, to use, or to grant to any person or entity a licence or other right to use the Protides IP with any of the Compounds covered by such licences and/ or any compounds comprised within their respective Nucleoside Families or to conduct research on such Compounds and/or any compounds comprised within their respective Nucleoside Families on behalf of or in collaboration with any third party, for any purpose.

8.9	All the licences granted to Nucana pursuant to Clauses 8.4, 8.5 and 8.6 and 8.7:

8.9.1	may be terminated by UC3:

(a)	[***] by serving written notice upon Nucana in the event of Nucana’s Insolvency;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b)	by giving [***] written notice to Nucana in the event of a material breach of any such licence including, but not limited to, failure to make the payments due under Clause 8.6, which if capable of remedy by Nucana is not remedied within the [***] notice period;

(c)	if Nucana fails to pay any of the payments payable pursuant to Clause 9 within [***] of the due date for payment thereof;

8.9.2	shall [***] terminate upon termination of this Agreement pursuant to the provisions of Clause 11.2.

8.10	Nucana shall promptly notify the University at the end of the Extended Licence Period or Further Extended Licence Periods as applicable of the Compounds (if any) which it no longer requires a licence for and the restrictions upon the University and UC3 at Clause 8.8 shall cease to apply in respect of those Compounds (if any). For the avoidance of doubt the restrictions at Clause 8.8 shall cease to apply if the licences granted pursuant to Clauses 8.4, 8.5, 8.6 and/or 8.7 are terminated pursuant to Clause 8.9.

8.11	Nucana hereby grants or agrees to grant to the University a royalty-free licence to use any Intellectual Property in and to the Results for the University’s own internal non-commercially funded research and academic and teaching purposes, provided that such purposes do not cause the University to be in breach of any other term of this Agreement including its obligation of confidentiality set out in Clause 6.

8.12	Nucana shall indemnify and hold harmless the University, UC3, their employees and agents, from and against any claim, loss, damage or expense relating to Nucana’s use and/or uses of any and all Results, the Intellectual Property in the Results and/or any other advice or information supplied to Nucana pursuant to this Agreement but excluding any such claim, loss, damage or expense to the extent that it arises as a result of any breach by the University or UC3 or their employees and agents of the terms of this Agreement or any negligence on the part of the University or UC3 or their employees and agents. The University and/ or UC3 (as the case shall be) shall provide Nucana with written notice of any such claim or liability as soon as possible and in any event within [***] of receiving notice of any such claim or liability. Nucana shall be solely responsible for the investigation, defence, settlement and discharge of such claim or liability and the University and/or UC3 shall provide Nucana with all assistance reasonably requested by Nucana in connection with the investigation, defence, settlement and discharge of such claim or liability.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

9	Milestone and Royalty Payments

9.1	Nucana agrees to make milestone payments to UC3 as set forth in Schedule 2. Each milestone payment is owed whether the milestone is achieved by Nucana, an Affiliate, Licensee or Assignee. Nucana shall inform UC3 within [***] of the event and the payment shall be made within [***] of the notice of each event being served to UC3. If the milestone is achieved by a Licensee or Assignee, Nucana shall inform UC3 within [***] of Nucana’s knowledge of the event and payment shall be made within [***] of notice of each event being served to UC3.

9.2	Nucana will pay to UC3 a royalty of [***] percent ([***]%) of Net Sales of Nucana or any of its Affiliates.

9.3	Nucana will pay to UC3 a royalty of [***] percent ([***]%) of all Other Income received by Nucana or any of its Affiliates from the exploitation of the Results and/or Foreground Intellectual Property.

9.4	[***]

9.5	Within [***] of the end of the period commencing on the Effective Date and ending on [***] and each subsequent period of [***] commencing on [***] (each a “Royalty Period”), Nucana shall submit to UC3 a written statement detailing:

(a)	the total Net Sales (if any) of Nucana and all its Affiliates during such Royalty Period;

(b)	the total royalties payable pursuant to the provisions of clause 9.2 above in respect of such Net Sales;

(c)	the total Other Income (if any) received by Nucana and all its Affiliates during such Royalty Period from the exploitation of the Results and/or Foreground Intellectual Property; and

(d)	the total royalties payable pursuant to the provisions of Clause 9.3 above in respect of such Other Income together with payment of the total amount of royalties (if any) shown on such statement.

9.6	All sums payable under this Agreement are exclusive of value added tax which shall, if applicable, be payable in addition at the rate in force from time to time.

9.7	Nucana shall and shall procure that each of its Affiliates shall keep true and accurate records and books of account of:

(a)	all sales by Nucana or (as the case may be) the relevant Affiliate of Products; and

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(b)	all proceeds received by Nucana or (as the case may be) the relevant Affiliate from;

(i) Licensees in connection with a licence or sub-licence of the Results or Foreground Intellectual Property, including but not limited to signing or upfront fees, annual licence maintenance fees, royalties on sales and annual minimum royalty payments; and/or

(ii) Assignees in connection with assignation of the Results and/or Foreground Intellectual Property

(the “Records”), and Nucana shall and shall procure that each of its Affiliates shall, upon request by UC3 and during normal business hours, permit a chartered accountant appointed by UC3 to inspect such Records for the purpose of enabling UC3 to verify the accuracy of the statements provided pursuant to Clause 9.5. UC3 shall procure that such accountant enters into a confidentiality agreement with Nucana in terms of which he/ she agrees to keep confidential all information obtained from such inspection and to disclose such information solely to UC3. All fees, expenses and other payments payable to such chartered accountant in connection with any such inspection shall be borne by UC3 unless such inspection reveals an underpayment of royalties in respect of any Royalty Period of at least [***] percent ([***]%) in which case such costs shall be borne by Nucana and, if such costs have already been incurred by UC3, Nucana shall (subject to UC3 providing receipts or other proof that such costs have been incurred) reimburse such costs to UC3 immediately upon demand.

10	Force majeure

If the performance by any Party of any of its obligations under this Agreement (other than an obligation to make payment) shall be prevented by circumstances beyond its reasonable control, then the that Party shall (provided it has notified the other Parties of the relevant circumstances) be excused from performance of that obligation for the duration of the relevant event.

11	Term and Termination

11.1	This Agreement shall be deemed to have commenced on the Effective Date and shall continue in full force and effect until expiry of the Project Period unless terminated earlier pursuant to the provisions of Clause 11.2.

11.2	This Agreement may be terminated by any Party for any material breach of the obligations set out in this Agreement by any of the other Parties, by giving [***] written notice to the other Parties of its intention to terminate. The notice shall include a detailed statement describing the nature of the breach. If the breach is capable of being remedied and is remedied within the [***] notice period, then the termination shall not take effect.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

If the breach is not remedied within the [***] notice period, then the termination shall take effect at the end of the [***] notice period. Failure to make the payments set out in Clauses 2.1, 5.2, 8.6 or 9 within [***] following the due date for such payment shall constitute a material breach for the purposes of this Clause 11.2.

11.3	Upon expiry or termination of this Agreement all rights and obligations of the Parties shall, subject to the provisions of Clause 11.4, immediately cease without prejudice to any rights of action then accrued hereunder or at law.

11.4	Unless stated otherwise in this Agreement:

11.4.1	the following provisions shall survive expiry (but not termination of this Agreement pursuant to Clause 11.2): Clauses 2.1, 2.2, 2.4, 3.2, 4, 5, 6, 7, 8, 9, 10, 11.3, 12, 13, 14, 15, 16, 17 and this Clause 11.4;

11.4.2	the following provisions shall survive termination of this Agreement pursuant to Clause 11.2: Clauses 2.1 and 2.2 (but only in relation to any outstanding payments due as at the date of termination),2.4, 3.2, 4, 5.2 (but only in relation to any outstanding payments due as at the date of termination), 6, 7, 8.3, 9, 10, 12, 13, 14, 15, 16, 17 and this Clause 11.4.

12	Publicity

No Party shall use the name of either of the others in any press release or product advertising, or for any other commercial purpose, without that other Party’s prior written consent; provided, however, that publication of the sums received from Nucana in the University’s annual report and similar publications shall not be regarded as a breach of this Clause 12.

13	Assignment

No Party shall assign any of its rights and obligations under this Agreement without the prior written consent of each of the other Parties.

14	Notices

14.3	The University’s representative for the purpose of receiving payments shall until further notice be:

[***]

14.4	The University’s representative for the purpose of receiving reports shall until further notice be:

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

14.5	The University’s representative for the purpose of receiving all other notices shall until further notice be:

[***]

14.6	UC3’s representative for the purpose of receiving all notices shall until further notice be:

[***]

14.7	Nucana’s representative for the purpose of receiving invoices, reports and other notices shall until further notice be:

Hugh S Griffith, Chief Executive Officer, Nucana Biomed Limited, 10 Lochside Place, Edinburgh Park, Edinburgh, EH12 9RG.

15	General

15.1	Nothing in this Agreement shall create, imply or evidence any partnership or joint venture between the Parties or the relationship between any of them of either principal and agent or employer and employee.

15.2	This Agreement, and its Schedules (which are incorporated into and made a part of this Agreement), together constitute the entire agreement between the Parties for the Project. Any variation shall be in writing and signed by all Parties or by their authorised signatories.

15.3	This Agreement shall be governed by English and Welsh law. The English and Welsh courts shall have exclusive jurisdiction to deal with any dispute which has arisen or may arise out of or in connection with this Agreement.

15.4	Headings are for convenience only and shall not affect the construction or interpretation of this Agreement; and references to Clauses are to clauses of this Agreement.

16	Third parties

The Parties do not intend that the terms of this Agreement create any right enforceable by any person who is not a party to it (‘Third Party’) under the Contracts (Rights of Third Parties) Act 1999 (the “Act”).

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

17	Definitions

In this Agreement the following words shall have the following meanings unless the context otherwise requires:

“Affiliate”	means any corporation or non-corporate entity that controls, is controlled by, or is under common control with a party to this agreement. A corporation or non-corporate entity is to be regarded as in control of a corporation if it owns, or directly or indirectly controls, at least fifty percent (50%) of the voting stock of the other corporation, or (i) in the absence of the ownership of at least fifty percent (50%) of the voting stock of a corporation or (ii) in the case of a non-corporate business entity, or non-profit corporation, if it possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation or non-corporate entity, as applicable;

“Assignee”	means any person or entity obtaining an assignment of the Foreground Intellectual Property or part thereof from NuCana or from any Affiliate of Nucana other than an Affiliate of Nucana;

“Assignment Deed”	means the Deed between UC3 and [***] (thereafter acquired by [***]) dated [***];

“Background IP”	means any Intellectual Property owned or controlled by any Party at the date of this Agreement together with any and all rights therein or which shall at any time thereafter become so owned or controlled and in the case of the University includes the Protides IP;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Confidential Information”	shall have the meaning set out in Clause 6.1;

“Compounds”	means the compounds comprised within each Nucleoside Family which the University has been requested to conduct work on by Nucana as part of the Project;

“Disclosing Party”	means a Party to this Agreement that discloses Confidential Information to one or both of the other Parties;

“Effective Date”	means 21 August 2009;

“Evaluation Testing”	means testing such as [***];

“Exclusivity Payments”	means the payments detailed in Clause 5.2 and Clause 8.6 above;

“Extended Licence Period”	means the period referred to in Clause 8.5 above;

“Foreground Intellectual Property”	means any Intellectual Property arising from the Project;

“Further Extended Licence Period”	means the period referred to in Clause 8.6 above;

“Information”	means specifications, drawings, circuit diagrams, tapes, discs and other computer-readable media, documents, information, techniques and know-how;

“Initial Project Period”	means the period of [***] commencing on the Effective Date;

“Intellectual Property”	means all and any rights in or to [***]; and all similar or equivalent rights arising or subsisting in any part of the world;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Insolvency”

(i)          a petition is presented, a resolution is passed or an order is made for the winding up or dissolution of a party;

(ii)        an application, petition or order is made for any of the following to be appointed over a party or any of its assets, or such an appointment is made: receiver, administrative receiver, receiver and manager, administrator or sequestrator;

(iii)       a party enters into, or there is proposed, a compromise or arrangement or voluntary arrangement, or a scheme or composition in satisfaction or composition of its debts with all or any of the creditors or members of a party or steps are taken to obtain a moratorium;

(iv)       any creditor takes possession of, or levies distress, enforcement or some other process upon, all or any of a party’s assets or undertaking;

(v)         a party is deemed unable to pay its debts, or is unable, or admits its inability, to pay its debts as they fall due; or

(vi)       a party ceases to carry on the whole or a substantial part of its business;

and the term “Insolvent” shall be construed accordingly;

“Licensee”	means any person or entity (other than an Affiliate of Nucana) entering into a license with Nucana or a sublicense with an Affiliate of Nucana of the Results or Foreground Intellectual Property or part thereof;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Net Sales”	means the gross proceeds received by Nucana or its Affiliates from the sale of Products by NuCana or its Affiliates after deduction of costs relating to [***];

“Nucleoside Families”	means those nucleoside families as set out in Schedule 1 and Nucleoside Family shall be construed accordingly;

“Other Income”

means the gross proceeds received by Nucana or its Affiliates:(i) from Licensees in connection with a licence or sub-licence of the Results or Foreground Intellectual Property, including but not limited to [***]; and/or

(ii) from Assignees in connection with assignation of the Results or Foreground Intellectual Property;

“[***]”	means a [***] engaged by the University on the Project pursuant to Clause 1.3.2 above;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Product”	means any pharmaceutical products developed, manufactured, marketed, distributed and/or sold by Nucana or its Affiliates which incorporate a compound which is comprised within the Results;

“Project”	shall have the meaning set out in Schedule 1;

“Project Period”	the Initial Project Period and any extension or extensions thereto agreed by the Parties pursuant to Clause 1.4;

“Project Fee”	means the fees set out at Clause 2.1 above;

“ProTides Agreement”	means the licence and collaboration agreement to be entered into between Nucana and [***];

“Protides IP”	means the Intellectual Property owned or controlled by the University at the date of this Agreement relating to [***] nucleoside phosphoramidate prodrugs and any and all rights therein or which shall any time thereafter become so owned or controlled;

“Principal Investigator”	means [***] or such successor as may be appointed;

“Receiving Party”	means a Party to this Agreement that receives Confidential Information from one or both of the other Parties;

“Results”	means the results generated by the Principal Investigator, [***],[***] and/or any other persons engaged on the Project arising from the research conducted by the Principal Investigator, the [***] and/or any other persons in performing the Project;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Research Agreement”	means the terms of agreement between the University and [***] for the conduct of research by the University relating to the discovery and development of new anti cancer nucleosides and nucleotides; and

“[***]”	means the [***] employed by the University on the Project pursuant to Clause 1.3.1.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

AGREED by the Parties through their authorised signatories:

For and on behalf of CARDIFF UNIVERSITY	For and on behalf of NUCANA BIOMED LIMITED

/s/ [***]	/s/ Hugh S Griffith
signed	Signed

[***]	Hugh S Griffith
print name
Deputy Director and Head of Research Policy and Management	Chief Executive Officer

Research and Commercial Division Cardiff University
title
21 August 2009
date
For and on behalf of UNIVERSITY COLLEGE CARDIFF CONSULTANTS LTD signed /s/ [***]
print name [***]
title Director
date

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE ONE

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE TWO

[***]

The University or UC3 as applicable will charge VAT in addition where appropriate.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 1

Amendment to Main Agreement (“Amendment”), effective as of the last signature date below, is made:

BETWEEN:

(1)	CARDIFF UNIVERSITY, whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 ODE, U.K. established under royal charter, registered charity number 1136855 (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LTD a company incorporated under the laws of England and Wales (company number 1477909) whose registered office is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 ODE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at Bassett House, 5 Southwell Park Road, Camberley, Surrey, GU15 3PU (hereinafter referred to as “Nucana”), together the “Parties” and each a “Party”.

RECITAL:

The parties entered into a contract dated 21 August 2009 for a research project (the “Main Agreement”). The parties wish to amend the Main Agreement as set forth in this amendment.

IT IS AGREED AS FOLLOWS:

1.	Status and Purpose of this Amendment

This Amendment is supplemental to the Main Agreement. Except as expressly set fourth in this Amendment, the Main Agreement shall remain in full force and effect. Certain terms defined in the Main Agreement shall have the same meaning in this Amendment unless otherwise provided in this Amendment.

2.	Amendments to the Main Agreement

2.1	In consideration of the payment of [***] (£[***]) by Nucana to each other parties (receipt of which is hereby acknowledged by the University and UC3) the Parties agree that with effect from the date of this Amendment, the terms of the Main Agreement shall be amended as follows:

2.2	The definition of Net Sales shall be deleted in its entirety and the following substituted in place thereof:

“Net Sales”	means the gross proceeds received by Nucana or its Affiliates from the sale of Products by Nucana or its Affiliates after deduction of costs relating to [***];”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.	Limitation Period

The parties acknowledge and agree that the provisions of this Amendment are not intended to and shall not affect the relevant limitation periods (as set out in the Limitation Act 1980) applicable to the Main Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers or representatives on the date indicated below.

Signed on behalf of
Cardiff University /s/ [***]	Date 30th September, 2010

Signed on behalf of
University College Cardiff University
Consultants Ltd /s/ [***]	Date 29th September 2010

Signed on behalf of	Date: 28th September 2010
Nucana Biomed Ltd /s/ H. Griffith

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 2

Amendment No. 2 effective as of the last signature date below, is made:

BETWEEN:

(1)	CARDIFF UNIVERSITY, whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 ODE, U.K established under royal charter, registered charity number 1136855 (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LTD a company incorporated under the laws of England and Wales (company number 1477909) whose registered office is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 ODE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at Bassett House, 5 Southwell Park Road, Camberley, Surrey, GU15 3PU (hereinafter referred to as “Nucana”), together the “Parties” and each a “Party”.

RECITAL:

The parties entered into a contract dated 21 August 2009 for a research project as amended on 30 September 2010 (the “Main Agreement”). The parties wish to amend the Main Agreement as set forth in this amendment.

The parties may agree to further extend or amend the Main Agreement and any such extensions or amendments shall be in writing.

IT IS AGREED AS FOLLOWS:

1.	Status and Purpose of this Amendment

This Amendment is supplemental to the Main Agreement. Except as expressly set forth in this amendment, the Main Agreement shall remain in full force and effect. Certain terms defined in the Main Agreement shall have the same meaning in this amendment unless otherwise provided in this Amendment.

2.	Amendments to the Main Agreement

2.1	Pursuant to clause 1.4 of the main agreement the Parties agree that with effect from the date of this Amendment, the terms of the Main Agreement shall be amended as follows:

2.2	Clause 1.3 shall be amended by the addition of a new clause 1.3.3

“1.3.3 [***] engaged [***] for an additional term of [***] from [***].”

2.3	Clause 2.1 shall be amended by the addition of a new clause 2.1.4:

“2.1.4 £[***] on each of the following dates: [***]”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.4	Clause 5.2 shall be deleted and replaced by the following:

“5.2 Nucana will pay the following sums to UC3:

£[***],

£[***],

£[***], and

£[***].

UC3 will charge VAT in addition where appropriate.”

2.5	Clause 8.6 shall be deleted in its entirety and replaced with the following:

8.6	Upon request by Nucana to the University and UC3 prior to expiry of the Extended Licence Period, the licence referred to in Clause 8.5 above shall be deemed to have been extended for one further [***] period (the “Further Extended Licence Period”) if Nucana so requests in respect of those Compounds upon which Evaluation Testing is ongoing at such date for the purposes of finalising Evaluation Testing on such Compounds, subject to;

8.6.1	the sum of £[***] ([***]) becoming due and payable by Nucana to the UC3 on the first day of the Further Extended Licence Period; and

8.6.2	Nucana notifying the University and UC3 at the time of such request of the Compounds upon which Evaluation Testing is ongoing at such date.

UC3 will charge VAT in addition where appropriate.

3.	Limitation Period

The parties acknowledge and agree that the provisions of this Amendment are not intended to and shall not affect the relevant limitation periods (as set out in the Limitation Act 1980) applicable to the Main Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers or representatives on the date indicated below.

Signed on behalf of
Cardiff University /s/ [***]	Date 25th July, 2011

Signed on behalf of
University College Cardiff University
Consultants Ltd /s/ [***]	Date 22nd July 2011

Signed on behalf of	Date: 19th July 2011
Nucana Biomed Ltd /s/ Christopher Wood

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 3

Amendment No. 3, effective as of the last signature date below, is made: BETWEEN:

(1)	CARDIFF UNIVERSITY, whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 ODE, U.K. established under royal charter, registered charity number 1136855 (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LTD a company incorporated under the laws of England and Wales (company number 1477909) whose registered office is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 ODE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at Bassett House, 5 Southwell Park Road, Camberley, Surrey, GU15 3PU (“Nucana”),

together the “Parties” and each a “Party”.

RECITAL:

The Parties entered into a Research, Collaboration and Licence Agreement dated 21 August 2009 for a research project, as amended and supplemented by Amendment No. 1 between the Parties with an effective date of 30 September 2010 and Amendment No. 2 between the Parties with an effective date of 25 July 2011 (the “Main Agreement”). The Parties wish to amend the Main Agreement as set forth in this Amendment.

The Parties may agree to further extend or amend the Main Agreement and any such extensions or amendments shall be in writing.

IT IS AGREED AS FOLLOWS:

1.	Status and Purpose of this Amendment

This Amendment is supplemental to the Main Agreement. Except as expressly set forth in this Amendment, the Main Agreement shall remain in full force and effect. Certain terms defined in the Main Agreement shall have the same meaning in this Amendment unless otherwise provided in this Amendment.

2.	Amendments to the Main Agreement

In consideration of the payment of [***] (£[***]) by Nucana to each of the other Parties (receipt of which is hereby acknowledged by the University and UC3), the Parties agree that with effect from the date of this Amendment, the terms of the Main Agreement shall be amended as follows:

The definition of “Other Income” in Clause 17 shall be deleted in its entirety and the following substituted in place thereof:

“Other Income”	means the gross proceeds received by Nucana or its Affiliates:(i) from Licensees in connection

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

with a licence or sub-licence of the Results or Foreground Intellectual Property, including but not limited to, (a) [***], (b) [***], and (c) [***]; and/or

(ii) from Assignees in connection with assignation of the Results or Foreground Intellectual Property, other than any assignation of the Results or Foreground Intellectual Property as part of the sale of all or substantially all of the business and assets of Nucana to a third party and as part of which sale Nucana’s rights and obligations under this Agreement are also being transferred to the relevant third party;”.

3.	Confirmation

Each Party hereby affirms to the other Parties for confirmatory purposes that the Main Agreement, and the Project Period (as defined therein), commenced on 21 August 2009, and has at all times continued in full force and effect since that date.

4.	Limitation Period

The Parties acknowledge and agree that the provisions of this Amendment are not intended to and shall not affect the relevant limitation periods (as set out in the Limitation Act 1980) applicable to the Main Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their authorized officers or representatives on the date indicated below.

Signed on behalf of
Cardiff University /s/ [***]	Date 26th October, 2011

Signed on behalf of
University College Cardiff University
Consultants Ltd /s/ [***]	Date 26th October, 2011

Signed on behalf of	Date: 26th October, 2011
Nucana Biomed Ltd /s/ H. Griffith

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 4

Amendment No. 4, effective as of the last signature date below, is made:

BETWEEN:

(1)	CARDIFF UNIVERSITY, whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 ODE, U.K. established under royal charter, registered charity number 1136855 (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LTD a company incorporated under the laws of England and Wales (company number 1477909) whose registered office is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 ODE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at Bassett House, 5 Southwell Park Road, Camberley, Surrey, GU15 3PU (“Nucana”),

together the “Parties” and each a “Party”.

RECITAL:

The Parties entered into a Research, Collaboration and Licence Agreement dated 21 August 2009 for a research project, as amended and supplemented by Amendment No. 1 between the Parties with an effective date of 30 September 2010, Amendment No. 2 between the Parties with an effective date of 25 July 2011, and Amendment No.3 between the Parties with an effective date of 26 October 2011 (the “Main Agreement”). The Parties wish to amend the Main Agreement as set forth in this Amendment.

The Parties may agree to further extend or amend the Main Agreement and any such extensions or amendments shall be in writing.

IT IS AGREED AS FOLLOWS:

1.	Status and Purpose of this Amendment

This Amendment is supplemental to the Main Agreement. Except as expressly set forth in this Amendment, the Main Agreement shall remain in full force and effect. Certain terms defined in the Main Agreement shall have the same meaning in this Amendment unless otherwise provided in this Amendment.

2.	Amendments to the Main Agreement

In consideration of the payment of [***] (£[***]) by Nucana to each of the other Parties (receipt of which is hereby acknowledged by the University and UC3), the Parties agree that with effect from the date of this Amendment, the terms of the Main Agreement shall be amended as follows:

2.1	Clause 1.3 shall be amended by the addition of new clauses 1.3.4 and 1.3.5

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“1.3.4	[***] engaged [***] for an additional term of [***] from [***]; and

1.3.5	[***] engaged [***] for an additional term of [***] from [***].”

2.3	Clause 2.1 shall be amended by the addition of a new clause 2.1.5:

“2.1.5	£[***] on each of the following dates: [***].”

2.4	Clause 5.2 shall be deleted and replaced by the following:

“5.2	Nucana will pay the following sums to UC3:

£[***],

£[***],

£[***],

£[***],

£[***]

£[***].

UC3 will charge VAT in addition where appropriate.”

3.	Confirmation

Each Party hereby affirms to the other Parties for confirmatory purposes that the Main Agreement, and the Project Period (as defined therein), commenced on 21 August 2009, and has at all times continued in full force and effect since that date.

4.	Limitation Period

The Parties acknowledge and agree that the provisions of this Amendment are not intended to and shall not affect the relevant limitation periods (as set out in the Limitation Act 1980) applicable to the Main Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their authorized officers representatives on the date indicated below.

Signed on behalf of
Cardiff University /s/ [***]	Date 3rd July, 2012

Signed on behalf of
University College Cardiff University
Consultants Ltd /s/ [***]	Date 3rd July, 2012

Signed on behalf of	Date: 13th June, 2012
Nucana Biomed Ltd /s/ H. Griffith

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 5

Amendment No. 5, effective as of the last signature date below, is made:

BETWEEN:

(1)	CARDIFF UNIVERSITY, whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 ODE, U.K. established under royal charter, registered charity number 1136855 (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LIMITED a company incorporated under the laws of England and Wales (company number 1477909) whose registered office is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 ODE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at Bassett House, 5 Southwell Park Road, Camberley, Surrey, GU15 3PU ( “Nucana”),

together the “Parties” and each a “Party”.

RECITALS

(A)	The Parties entered into a Research, Collaboration and Licence Agreement dated 21 August 2009 for a research project, as amended and supplemented by:

(i)	Amendment No. 1 between the Parties with an effective date of 30 September 2010;

(ii)	Amendment No. 2 between the Parties with an effective date of 25 July 2011;

(iii)	Amendment No. 3 between the Parties with an effective date of 26 October 2011; and

(iv)	Amendment No. 4 between the Parties with an effective date of 3 July 2012,

(the “Main Agreement”). The Parties wish to amend the Main Agreement as set forth in this Amendment.

(B)	Pursuant to this Amendment, the “Project Period” as defined in clause 17 shall be deemed to have been extended to 31 December 2014.

(C)	The Parties may agree to further extend or amend the Main Agreement and any such extensions or amendments shall be in writing.

IT IS AGREED AS FOLLOWS:

1	Status and Purpose of this Amendment

This Amendment is supplemental to the Main Agreement. Except as expressly set forth in this Amendment, the Main Agreement shall remain in full force and effect. Certain terms defined in the Main Agreement shall have the same meaning in this Amendment unless otherwise provided in this Amendment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2	Amendments to the Main Agreement

In consideration of the payment of [***] (£[***]) by Nucana to each of the other Parties (receipt of which is hereby acknowledged by the University and UC3), the Parties agree that with effect from the date of this Amendment, the terms of the Main Agreement shall be amended as follows:

2.1	Clause 1.3 shall be amended by the addition of new clauses 1.3.6 and 1.3.7:-

“1.3.6 [***] engaged [***] for an additional term of [***] from [***]; and

1.3.7 [***] engaged [***] for an additional term of [***] from [***].”

2.2	Clause 2.1 shall be amended by the addition of a new clause 2.1.6:

“2.1.6 an additional £[***] on each of the following dates:

[***].”

2.3	Clause 5.2 shall be deleted and replaced by the following:

“5.2 Nucana will pay the following sums to UC3:

£[***];

£[***];

£[***];

£[***];

£[***];

£[***];

£[***];

£[***]; and

£[***].

UC3 will charge VAT in addition where appropriate.”

3	Confirmation

Each Party hereby affirms to the other Parties for confirmatory purposes that the Main Agreement, and the Project Period (as defined therein), commenced on 21 August 2009, and has at all times continued in full force and effect since that date.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

4	Limitation Period

The Parties acknowledge and agree that the provisions of this Amendment are not intended to and shall not affect the relevant limitation periods (as set out in the Limitation Act 1980) applicable to the Main Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their authorized officers or representatives on the date indicated below.

Signed for and on behalf of CARIDIFF UNIVERSITY	Signed for and on behalf of UNIVERSITY COLLEGE CARDIFF CONSULTANTS LIMITED

Signature: /s/ [***]	Signature: /s/ [***]
Name: [***]	Name: [***]
Title: Director	Title: Director
Date: 3 December, 2013	Date: 9 December, 2013

Signed for and on behalf of
NUCANA BIOMED LIMITED

Signature: /s/ H. Griffith
Name: Hugh S. Griffith
Title: C.E.O.
Date: 28 November, 2013

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 6

Amendment No. 6, effective as of the last signature date below, is made:

BETWEEN:

(1)	CARDIFF UNIVERSITY, whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 ODE, U.K. established under royal charter, registered charity number 1136855 (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LIMITED a company incorporated under the laws of England and Wales (company number 1477909) whose registered office is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 ODE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at Bassett House, 5 Southwell Park Road, Camberley, Surrey, GU15 3PU (“Nucana”),

together the “Parties” and each a “Part”

RECITALS

(A)	The Parties entered into a Research, Collaboration and Licence Agreement dated 21 August 2009 for a research project, as amended and supplemented by:

(i) Amendment No. 1 between the Parties with an effective date of 30 September 2010;

(ii) Amendment No. 2 between the Parties with an effective date of 25 July 2011;

(iii) Amendment No. 3 between the Parties with an effective date of 26 October 2011;

(iv) Amendment No. 4 between the Parties with an effective date of 3 July 2012; and

(v)    Amendment No. 5 between the Parties with an effective date of 9 December 2013,

(the “Main Agreement”). The Parties wish to amend the Main Agreement as set forth in this Amendment.

(B)	Pursuant to this Amendment, the “Project Period” as defined in clause 17 shall be deemed to have been extended to 31 December 2015.

(C)	The Parties may agree to further extend or amend the Main Agreement and any such extensions or amendments shall be in writing.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IT IS AGREED AS FOLLOWS:

1	Status and Purpose of this Amendment

This Amendment is supplemental to the Main Agreement. Except as expressly set forth in this Amendment, the Main Agreement shall remain in full force and effect. Certain terms defined in the Main Agreement shall have the same meaning in this Amendment unless otherwise provided in this Amendment.

2	Amendments to the Main Agreement

In consideration of the payment of [***] (£[***]) by Nucana to each of the other Parties (receipt of which is hereby acknowledged by the University and UC3), the Parties agree that with effect from the date of this Amendment, the terms of the Main Agreement shall be amended as follows:

2.1	Clause 1.3 shall be amended by the addition of new clauses 1.3.8 and 1.3.9 :-

“1.3.8	[***] engaged [***] for an additional term of [***] from [***] to [***]; and

1.3.9	[***] engaged [***] for an additional term of [***] from [***] to [***].”

2.2	Clause 2.1 shall be amended by the addition of a new clause 2.1.7:

“2.1.7	an additional £[***] payable in instalments as follows:

(a)	£[***];

(b)	£[***];

(c)	£[***]; and

(d)	£[***].”

2.3	Clause 5.2 shall be deleted and replaced by the following:

“5.2	Nucana will pay the following sums to UC3:

£[***];

£[***];

£[***];

£[***];

£[***];

£[***];

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

£[***];

£[***];

£[***]

£[***]; and

£[***].

UC3 will charge VAT in addition where appropriate.”

3	Amendments to Schedule 1 to the Main Agreement

The Parties hereby agree that with effect from 1 April 2012 Schedule One to the Main Agreement shall be replaced by the Schedule One attached to this Amendment.

4	Confirmation

Each Party hereby affirms to the other Parties for confirmatory purposes that the Main Agreement, and the Project Period (as defined therein), commenced on 21 August 2009, and has at all times continued in full force and effect since that date.

5	Limitation Period

The Parties acknowledge and agree that the provisions of this Amendment are not intended to and shall not affect the relevant limitation periods (as set out in the Limitation Act 1980) applicable to the Main Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their authorized officers or representatives on the date indicated below.

Signed for and on behalf of	Signed for and on behalf of
CARDIFF UNIVERSITY	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LIMITED

Signature: /s/ [***]	Signature: /s/ [***]
Name: [***]	Name: [***]
Title: Director	Title: Director
Date: 6 October, 2014	Date: 6 October, 2014

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Signed for and on behalf of
NUCANA BIOMED LIMITED

Signature: /s/ H. Griffith
Name: Hugh S. Griffith
Title: C.E.O.
Date: 8 October, 2014

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE ONE

[***]

[***]

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 7

Amendment No. 7, effective as of the last signature date below, is made:

BETWEEN:

(1)	CARDIFF UNIVERSITY, whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 ODE, U.K. established under royal charter, registered charity number 1136855 (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LIMITED a company Incorporated under the laws of England and Wales (company number 1477909) whose registered office is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 ODE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at Northwest Wing, Bush House, Aldwych, London WG2B 4EZ(“Nucana”),

together the “Parties” and each a “Party”.

RECITALS

(A)	The Parties entered into a Research, Collaboration and Licence Agreement dated 21 August 2009 for a research project, as amended and supplemented by:

(i)	Amendment No. 1 between the Parties with an effective date of 30 September 2010;

(ii)	Amendment No. 2 between the Parties with an effective date of 25 July 2011;

(iii)	Amendment No.3 between the Parties with an effective date of 26 October 2011;

(iv)	Amendment No.4 between the Parties with an effective date of 3 July 2012;

(v)	Amendment No.5 between the Parties with an effective date of 9 December 2013; and

(vi)	Amendment No 6 between the Parties with an effective date of 8 October 2014,

(the “Main Agreement”). The Parties wish to amend the Main Agreement as set forth in this Amendment.

(B)	Pursuant to this Amendment, the ‘Project Period” as defined in clause 17 shall be deemed to have been extended to 31 December 2015.

(C)	The Parties may agree to further extend or amend the Main Agreement and any such extensions or amendments shall be in writing.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IT IS AGREED AS FOLLOWS:

1	Status and Purpose of this Amendment

This Amendment is supplemental to the Main Agreement. Except as expressly set forth in this Amendment, the Main Agreement shall remain in full force and effect. Certain terms defined in the Main Agreement shall have the same meaning In this Amendment unless otherwise provided In this Amendment.

2	Amendments to the Main Agreement

In consideration of the payment of [***] (£[***]) by NuCana to each of the other Parties (receipt of which is hereby acknowledged by the University and UC3), the Parties agree that with effect from the date of this Amendment, the terms of the Main Agreement shall be amended as follows:

2.1	Clause 1.3 shall be amended by the addition of a new clause 1.3.10:-

“1.3.10 [***] engaged [***] for an additional term of [***] from [***] to [***];

2.2	Clause 2.1 shall be amended by the addition of a new clause 2.1.8:

“2.1.8 an additional £[***] payable in instalments as follows:

(a)	£[***]; and

(b)	£[***]”

3	Amendments to Schedule t to the Main Agreement

The Parties hereby agree that with effect from 1 April 2012 Schedule One to the Main Agreement shelf be replaced by the Schedule One attached to this Amendment.

4	Confirmation

Each Party hereby affirms to the other Parties for confirmatory purposes that the Main Agreement, and the Project Period (as defined therein), commenced on 21 August 2009, and lies at all times continued in full force and effect since that date.

5	Limitation Period

The Parties acknowledge and agree that the provisions of this Amendment are not intended to and shall not affect the relevant limitation periods (as set out in the Limitation Act 1980) applicable to the Main Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their authorized officers or representatives on the date indicated below.

Signed for and on behalf of	Signed for and on behalf of
CARDIFF UNIVERSITY	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LIMITED

Signature: /s/ [***]	Signature: /s/ [***]
Name: [***]	Name: [***]
Title: Director	Title: Director
Date: 17 March, 2015	Date: 16 March, 2015

Signed for and on behalf of
NUCANA BIOMED LIMITED

Signature: /s/ H. Griffith
Name: Hugh Griffith
Title: C.E.O.
Date: 13 March, 2015

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE ONE

[***]

[***]

[***]

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 8

Amendment No. 8, effective as of the last signature date below, is made:

BETWEEN:

(1)	CARDIFF UNIVERSITY whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 ODE, U.K. established under royal charter, registered charity number 1136855 (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LIMITED a company incorporated under the laws of England and Wales (company number 1477909) whose registered office Is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 ODE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at 78 Cannon Street, London EC4N 6AF (“Nucana”),

together the “Parties” and each a “Party”.

RECITALS

(A)	The Parties entered into a Research, Collaboration and Licence Agreement dated 21 August 2009 for a research project, as amended and supplemented by:

(i) Amendment No. 1 between the Parties with an effective date of 30 September 2010;

(ii) Amendment No. 2 between the Parties with an effective date of 25 July 2011;

(iii) Amendment No. 3 between the Parties with an effective date of 26 October 2011;

(iv) Amendment No. 4 between the Parties with an effective date of 3 July 2012;

(v) Amendment No. 5 between the Parties with an effective date of 9 December 2013;

(vi) Amendment No. 6 between the Parties with an effective date of 8 October 2014; and

(vii) Amendment No. 7 between the Parties with an effective date of 17 March 2015.

(the “Main Agreement”), The Parties wish to amend the Main Agreement as set forth In this Amendment.

(B)	Pursuant to this Amendment, the ‘Project Period” as defined in clause 17 shall be deemed to have been extended to 31 December 2016.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(C)	The Parties may agree to further extend or amend the Main Agreement and any such extensions or amendments shall be in ‘,mating,

IT IS AGREED AS FOLLOWS:

1	Status and Purpose of this Amendment

This Amendment Is supplemental to the Main Agreement. Except as expressly set forth in this Amendment, the Main Agreement shall remain in full force and effect. Certain terms defined in the Main Agreement shall have the same meaning in this Amendment unless otherwise provided in this Amendment.

2	Amendments to the Main Agreement

In consideration of the payment of [***] (£[***]) by NuCana to each of the other Parties (receipt of which is hereby acknowledged by the University and UC3), the Parties agree that with effect from the date of this Amendment, the terms of the Main Agreement shall be amended as follows:

2.1	Clause 1.3 shalt be amended by the addition of a new clause 1.3,11:-

“1.3.11 [***] and [***] engaged [***] for an additional term of [***] from [***] to [***]”

2.2	Clause 2.1 shall be amended by the addition of a new clause 2.1.9:

“2.1.9 an additional £[***] payable in instalments as follows:

(a)	£[***]; and

(b)	£[***]”

2.3	Clause 5.2 shall be amended by the addition of the following:

“£[***]”

3	Amendments to Schedule 1 to the Main Agreement

The Parties hereby agree that with effect from 1 April 2015 Schedule One to the Main Agreement shall be replaced by the Schedule One attached to this Amendment.

4	Confirmation

Each Party hereby affirms to the other Parties for confirmatory purposes that the Main Agreement, and the Project Period (as defined therein), commenced on 21 August 2009, and has at all times continued in full force and effect since that date.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

5	Limitation Period

The Parties acknowledge and agree that the provisions of this Amendment are not intended to and shall not affect the relevant limitation periods (as set out in the Limitation Act 1980) applicable to the Main Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their authorized officers or representatives on the date indicated below.

Signed for and on behalf of	Signed for and on behalf of
CARDIFF UNIVERSITY	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LIMITED

Signature: /s/ [***]	Signature: /s/ [***]
Name: [***]	Name: [***]
Title: Director	Title: Director
Date: 5 October, 2015	Date: 5 October, 2015

Signed for and on behalf of
NUCANA BIOMED LIMITED

Signature: /s/ H. Griffith
Name: Hugh S. Griffith
Title: C.E.O.
Date: 2 October, 2015

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

SCHEDULE ONE

[***]

[***]

[***]

[***]

[***]

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Amendment No. 9

Amendment No. 9, effective as of the last signature date below, is made:

BETWEEN:

(1)	CARDIFF UNIVERSITY, whose administrative offices are at 30-36 Newport Road, Cardiff, CF24 ODE, U.K. established under royal charter, registered charity number 1136855 (the “University”);

(2)	UNIVERSITY COLLEGE CARDIFF CONSULTANTS LIMITED a company incorporated under the laws of England and Wales (company number 1477909) whose registered office is at 30-36 Newport Road, Cardiff, United Kingdom, CF24 ODE (“UC3”); and

(3)	NUCANA BIOMED LIMITED a company incorporated under the laws of England and Wales (company number 3308778) whose registered office is at Northwest Wing, Bush House, Aldwych, London WC2B 4EZ( “Nucana”),

together the ‘Parties” and each a “Party”.

RECITALS

(A)	The Parties entered into a Research, Collaboration and Licence Agreement dated 21 August 2009 for a research project, as amended and supplemented by:

(i)	Amendment No.1 between the Parties with an effective date of 30 September 2010;

(ii)	Amendment No.2 between the Parties with an effective date of 25 July 2011;

(iii)	Amendment No.3 between the Parties with an effective date of 26 October 2011;

(iv)	Amendment No.4 between the Parties with an effective date of 3 July 2012;

(v)	Amendment No.5 between the Parties with an effective date of 9 December 2013;

(vi)	Amendment No.6 between the Parties with an effective date of 8 October 2014;

(vii)	Amendment No.7 between the Parties with an effective date of 17 March 2015; and

(vii)	Amendment No.8 between the Parties with an effective date of 5 October 2015.

(the “Main Agreement”). The Parties wish to amend the Main Agreement as set forth In this Amendment.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

(B)	Pursuant to this Amendment, the “Project Period” as defined in clause 17 shall be deemed to have been extended to 31 December 2017.

(C)	The Parties may agree to further extend or amend the Main Agreement and any such extensions or amendments shall be in writing.

IT IS AGREED AS FOLLOWS:

1	Status and Purpose of this Amendment

This Amendment is supplemental to the Main Agreement. Except as expressly set forth In this Amendment, the Main Agreement shall remain in full force and effect. Certain terms defined in the Main Agreement shall have the same meaning in this Amendment unless otherwise provided in this Amendment

2	Amendments to the Main Agreement

In consideration of the payment of [***] (£[***]) by NuCana to each of the other Parties (receipt of which is hereby acknowledged by the University and UC3), the Parties agree that with effect from the date of this Amendment, the terms of the Main Agreement shall be amended as follows:

2.1	Clause 1.3 shall be amended by the replacement of clause 1.3.11 with the following:-

“1.3.11	[***] and [***] engaged [***] for an additional term of [***] from [***] to [***] and [***] engaged [***] for [***] from [***]”

2.2	1.3 shall be further amended by the addition of a new clause 1.3.12:-

“1.3.12	[***] engaged [***] for an additional term of [***] from [***] to [***]”

2.3	Clause 2.1 shall be amended by the addition of a new clause 2.1.10:

“2.1.10	an additional £[***] payable in instalments as follows:

(a)	£[***]; and

(b)	£[***]”

2.4	Clause 5.2 shall be amended by the addition of the following:

“£[***]”

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

3	Confirmation

Each Party hereby affirms to the other Parties for confirmatory purposes that the Main Agreement, and the Project Period (as defined therein), commenced on 21 August 2009, and has at all times continued in full force and effect since that date.

4	Limitation Period

The Parties acknowledge and agree that the provisions of this Amendment are not intended to and shall not affect the relevant limitation periods (as set out in the Limitation Act 1980) applicable to the Main Agreement.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their authorized officers or representatives on the date indicated below.

Signed for and on behalf of	Signed for and on behalf of
CARDIFF UNIVERSITY	UNVIERSITY COLLEGE CARDIFF CONSULTANTS LIMITED

Signature: /s/ [***]	Signature: /s/ [***]
Name: [***]	Name: [***]
Title: Acting Director	Title: Director
Date: 22 November, 2016	Date: 18 November, 2016

Signed for and on behalf of
NUCANA BIOMED LIMITED

Signature: /s/ H. Griffith
Name: Hugh S. Griffith
Title: C.E.O.
Date: 9 November, 2016

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.